UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 9, 2021
STERIS plc
(Exact Name of Registrant as Specified in Charter)

Ireland	001-38848	98-1455064
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

70 Sir John Rogerson's Quay,	Dublin 2,	Ireland	D02 R296
(Address of principal executive offices)
Registrant’s telephone number, including area code: + 353 1232 2000
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, $0.001 par value	STE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.
STERIS plc (the "Company") is filing this Current Report on Form 8-K (the "Form 8-K") to update the historical financial information included in the Company's Annual Report on Form 10-K for the year ended March 31, 2020 (the "Fiscal 2020 Form 10-K") to reflect a change in segment reporting. As previously disclosed in the Quarterly Report on Form 10-Q for the period ended June 30, 2020 (as filed with the Securities and Exchange Commission (the "SEC") on August 7, 2020), effective April 1, 2020 the Company changed the structure of its reportable business segments by combining the Healthcare Products and Health Care Specialty Services segments into one segment simply called Healthcare. The Company operates and reports its financial information in three reportable business segments: Healthcare, Applied Sterilization Technologies and Life Sciences. Non-allocated operating costs that support the entire Company and items not indicative of operating trends are excluded from segment operating income. All prior period information has been recast to reflect this change in reportable segments. This Form 8-K will permit the Company to incorporate the recast financial statements by reference, or otherwise, in future SEC filings. The information in this Form 8-K is not an amendment to the Fiscal 2020 Form 10-K or a restatement of the financial statements included therein.

The Company has recast the following portions of the Fiscal 2020 Form 10-K to reflect the change in segment reporting retrospectively:

•Part I. Item 1 Business
•Part II. Item 7 Management's Discussion and Analysis of Financial Condition and Results of Operations
•Part II. Item 8 Financial Statements and Supplementary Data

No items in the Fiscal 2020 Form 10-K other than those identified above are being updated by this filing. Information in the Fiscal 2020 Form 10-K is generally stated as of March 31, 2020 and this filing does not reflect any subsequent information or events other than the change in segment reporting noted in the first paragraph of this Item 8.01. Without limiting the foregoing, this filing does not purport to update Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in the Fiscal 2020 Form 10-K for any information, uncertainties, transactions, risks, events or trends occurring, or known to management, other than the events described above. More current information is contained in the Company’s Quarterly Report on Form 10-Q for the period ended December 31, 2020 (the “Form 10-Q”) and other filings with the SEC. This Current Report on Form 8-K should be read in conjunction with the Fiscal 2020 Form 10-K, the Form 10-Q and any other documents the Company has filed with the SEC subsequent to May 29, 2020 (the “Other Documents”). The Form 10-Q and the Other Documents contain information regarding events, developments and updates to certain expectations of the Company that have occurred since the filing of the Fiscal 2020 Form 10-K.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.		Description
23.1*		Consent of Ernst & Young LLP

99.1*		Updates to the Company's Annual Report on Form 10-K for the year ended March 31, 2020
Part I. Item 1 Business
Part II. Item 7 Management's Discussion and Analysis of Financial Condition and Results of Operations
Part II. Item 8 Financial Statements and Supplementary Data
101.SCH**		Inline Schema Document.

101.CAL**		Inline Calculation Linkbase Document.

101.DEF**		Inline Definition Linkbase Document.

101.LAB**		Inline Labels Linkbase Document.

101.PRE**		Inline Presentation Linkbase Document.

104		Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

	*	Exhibit filed with this documents.
	**	Exhibit furnished with this documents.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERIS plc

By	/s/ Karen L. Burton
Name:	Karen L. Burton
Title:	Vice President, Controller and Chief Accounting Officer

February 9, 2021